UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549
______________
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): August 31, 2006
H&R BLOCK, INC.
(Exact name of registrant as specified in charter)

Missouri (State of Incorporation)	1-6089 (Commission File Number)	44-0607856 (I.R.S. Employer Identification Number)

4400 Main Street, Kansas City, MO (Address of Principal Executive Offices)	64111 (Zip Code)
(816) 753-6900
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Item 2.02     Results of Operations and Financial Condition.
On August 31, 2006, the Company issued a press release regarding the Company’s results of operations for the fiscal quarter ended July 31, 2006. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
Item 9.01     Financial Statements and Exhibits.
(d) Exhibits

Exhibit Number	Description
99.1	Press Release Issued August 31, 2006.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

H&R BLOCK, INC.
Date: August 31, 2006	By:	/s/ Bret G. Wilson
Bret G. Wilson
Vice President and Secretary

EXHIBIT INDEX
Exhibit 99.1     Press Release Issued August 31, 2006.